DECEMBER 22, 1997

            DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.

                      INTERNATIONAL SMALL CAP FUND
                            GLOBAL BOND FUND
                           GLOBAL ASSETS FUND
                          EMERGING MARKETS FUND

              SUPPLEMENT TO PROSPECTUS DATED JULY 21, 1997


     Beginning as of December 22, 1997, shares of the International Small Cap Fund are no longer being offered through this prospectus.

 The following supplements the portfolio manager information for Emerging Markets Fund in the Management of the Funds section:

     In making investment decisions for the Emerging Markets Fund, Clive A. Gillmore regularly consults with Joshua H. Brooks. Mr. Brooks holds a Bachelor's Degree from Yale University, and has undertaken graduate studies at The London Business School. He began his investment career with the Delaware Group in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia, with responsibilities that included equity market analysis and liaison with Delaware International Advisers Ltd.



                            DECEMBER 22, 1997

            DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.

                        INTERNATIONAL EQUITY FUND

              SUPPLEMENT TO PROSPECTUS DATED JULY 21, 1997


 The following supplements the portfolio manager information under the Management of the Fund section:

     Nigel G. May joined Clive A. Gillmore as co-manager of the International Equity Fund as of December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers Ltd. in 1991, assuming portfolio-management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with the Hill Samuel Investment Management Group for five years.